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FIRST AMENDMENT TO MASTER SECURITY AGREEMENT AND SECURITY
AGREEMENT

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                                                               November 16, 2000

     THIS FIRST AMENDMENT is made, in consideration of the mutual covenants contained herein and benefits to be derived herefrom, to the August 26, 1999 agreements styled Master Security Agreement and Security Agreement, respectively (as amended to date, the "Security Agreements") between

          BancBoston Leasing Inc. ("BBL") with offices at One Federal Street, Boston, Massachusetts and General Electric Capital Corporation, CIT Group, Inc. and Andover Capital Group, Inc. (together with BBL, the "Secured Parties")

     On the one hand

     and

          Morse Shoe, Inc. (a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

          JBI, Inc. (a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021);

          The Casual Male, Inc. (a Massachusetts corporation with its principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

          WGS Corp. (a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021); and

          TCMB&T, Inc. (a Massachusetts corporation with its principal executive offices at 437 Turnpike Street, Canton, Massachusetts 02021);

     on the other (collectively, the "Borrowers" or the "Debtors").

1.       AMENDMENT OF SECURITY AGREEMENTS:

         Section 1 of the Security Agreements is amended so that the following Definition is included therein, as follows:

         "Consolidated EBITDA": The Borrowers' Consolidated earnings before interest, taxes, depreciation, and amortization, each as determined in accordance with GAAP, provided however, the determination of Consolidated EBITDA shall exclude charges of up to $40 Million on account of discontinued operations of J. Baker's shoe division.

2.       CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

         The effectiveness of this First Amendment is conditioned on the satisfaction of each of the following:

     (a) The delivery to BBL of Certificates executed respectively by the Chief Executive Officer and the Chief Financial Officer of JBI, Inc. stating that at the delivery of such Certificates, no Event of Default has occurred which is then continuing and that neither the execution nor the effectiveness of this First Amendment is prohibited by or constitutes a breach of any agreement to which any Debtor is a party or by which any is bound.

     (b) The delivery of an opinion of counsel to the Debtors which confirms the due execution, binding effect, and enforceability of this First Amendment and absence of conflict of this First Amendment with any agreement to which any Debtor is a party or by which any is bound.

3.       RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

     (a) Except as provided herein, all terms and conditions of the Security Agreements remain in full force and effect. The Debtors hereby ratify, confirm, and reaffirm all and singular the terms and conditions, including execution and delivery, of the Security Agreements.

     (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Debtor under the Security Agreements could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Debtor with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Debtor or any such guarantor of any Debtor has (or ever had) any such claims against the Secured Parties, each hereby affirmatively WAIVES and RELEASES the same.

4.       MISCELLANEOUS:

     (a) Terms used in the First Amendment which are defined in the Security Agreements are used as so defined.

     (b) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     (c) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     (d) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.

     (e) The Debtors shall pay on demand all reasonable costs and expenses of the Secured Parties including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this First Amendment.

     (f) This First Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

                                [End of Document]


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         Except as  amended  hereby  all terms and  conditions  of the  Security
Agreements shall remain in full force and effect.

                                     SECURED PARTIES:

                                     BANCBOSTON LEASING, INC.

                                     By:    /s/ Patrick T. Kelly
                                     Name:      Patrick T. Kelly
                                     Title:     Vice President

                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By:
                                     Name:
                                     Title:

                                     CIT GROUP, INC.

                                     By:    /s/ Benjamin W. Boesch
                                     Name:      Benjamin W. Boesch
                                     Title:     Assistant Vice President

                                     ANDOVER CAPITAL GROUP, INC.

                                     By:    /s/ William J. Carroll
                                     Name:      William J. Carroll
                                     Title:     Treasurer

                                     DEBTORS:

                                     MORSE SHOE, INC.

                                     By:    /s/ Alan I. Weinstein
                                     Name:      Alan I. Weinstein
                                     Title:     President and Chief Executive
                                                Officer

                                     JBI, INC.

                                     By:    /s/ Alan I. Weinstein
                                     Name:      Alan I. Weinstein
                                     Title:     President and Chief Executive
                                                Officer

                                     THE CASUAL MALE, INC.

                                     By:   /s/  Alan I. Weinstein
                                     Name:      Alan I. Weinstein
                                     Title:     Vice Chairman of the Board of
                                                Directors

                                     WGS CORPORATION

                                     By:   /s/  Alan I. Weinstein
                                     Name:      Alan I. Weinstein
                                     Title:     Vice Chairman of the Board of
                                                Directors and CEO

                                     TCMB&T, INC.

                                     By:   /s/  Alan I. Weinstein
                                     Name:      Alan I. Weinstein
                                     Title:     Vice Chairman of the Board of
                                                Directors